Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL and

Ameritas Variable Separate Account VA

Supplement to:

Executive Select, Regent 2000 and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated May 1, 2021

Subaccount underlying portfolios available as variable investment options for your Policy are:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Long-term capital appreciation.	Alger Large Cap Growth Portfolio, Class I-2, Fred Alger Management, LLC
Long-term capital appreciation.	Alger Mid Cap Growth Portfolio, Class I-2, Fred Alger Management, LLC
Long-term capital appreciation.	Alger Small Cap Growth Portfolio, Class I-2 [1], Fred Alger Management, LLC
Seeks to match the total return of the S&P 500® Index. [2]	BNY Mellon Stock Index Fund, Inc., Initial Shares [3], BNY Mellon Investment Adviser, Inc. (Index Manager: Mellon Investments Corporation)
Investing to correspond with the returns of the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio, Class I, Calvert Research and Management
Total return.	Calvert VP SRI Balanced Portfolio, Class I, Calvert Research and Management
Long-term capital appreciation.	Calvert VP SRI Mid Cap Portfolio, Calvert Research and Management
To replicate, as closely as possible, the S&P 500® Index.	DWS Equity 500 Index VIP, Class A [2], DWS Investment Management Americas, Inc. / Northern Trust Investments, Inc. ("NTI")
To replicate, as closely as possible, the Russell 2000® Index.	DWS Small Cap Index VIP, Class A, DWS Investment Management Americas, Inc. / NTI
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Service Class 2 [4], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the2 500® Index. [3]	Fidelity® VIP Equity-Income PortfolioSM, Service Class 2 [4], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [4], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Service Class 2 [4], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.
Seeks long-term capital growth.	FTVIPT Templeton Foreign VIP Fund, Class 2, Templeton Investment Counsel, LLC

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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)
Seeks capital appreciation.	Invesco V.I. Capital Appreciation Fund, Series I, Invesco Advisers, Inc.
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series I, Invesco Advisers, Inc.
Seeks total return.	Invesco V.I. Global Strategic Income Fund, Series I, Invesco Advisers, Inc.
Seeks capital appreciation.	Invesco V.I. Main Street Fund®, Series I, Invesco Advisers, Inc.
Seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio, Class I, Neuberger Berman Investment Advisers LLC
Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Neuberger Berman AMT Short Duration Bond Portfolio, Class I, Neuberger Berman Investment Advisers LLC
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.	Neuberger Berman AMT Sustainable Equity Portfolio, Class I, Neuberger Berman Investment Advisers LLC
Long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund, Initial Class, Van Eck Associates Corporation (VanEck VIP Global Hard Assets Fund, Initial Class, prior to May 1, 2021)

1	Premiums or transfers will only be accepted into this portfolio from Policyowners already invested in this portfolio. Policyowners who remove all allocations from this portfolio will not be permitted to reinvest in this portfolio.
2	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
3	This portfolio is closed to new investments. Funds may remain invested in the Subaccount. Transfers or withdrawals from this portfolio cannot be reinvested in the portfolio.
4	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.

The following disclosures are added to your Policy prospectus:

Cybersecurity Risk

We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information.

Restrictions On Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Other Matters

Pandemics and their related major public health issues have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Ameritas Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

Conflict of Interest

Your representative may receive compensation for selling this policy to you, both in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your registered representative to recommend this policy over another investment for which the representative is not compensated or compensated less.

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Unclaimed Death Benefit Proceeds

Every state has unclaimed property laws that generally declare life insurance and annuity policies to be abandoned after a period of inactivity of three to five years from the date any death benefit and/or annuity payment is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property investment division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated periods. To prevent your Policy’s death benefit and/or annuity payment from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, and personal information—including complete names and complete address—if and as they change.

All other provisions remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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